UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

Philip Morris International Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed: March 21, 2019

www.investorvote.com/pm Step 1: Go to www.investorvote.com/pm. Step 2: Click on the Current Meeting Materials icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/pm or scan the QR code — login details are located in the shaded bar below. The Sample Company Shareholder Meeting Notice 02ZQXE + + Important Notice Regarding the Availability of Proxy Materials for the Philip Morris International Inc. 2019 Annual Shareholder Meeting to be Held on May 1, 2019. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Shareholders’ Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2018 Annual Report to shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 20, 2019 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 11:59 p.m. (EDT), on April 30, 2019 Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a paper copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an e-mail copy, you will receive an e-mail with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/pm — Phone – Call us free of charge at 1-866-641-4276. — E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials Philip Morris International Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received on or before April 20, 2019. The Philip Morris International Inc. 2019 Annual Meeting of Shareholders will be held on May 1, 2019, at the Grand Hyatt New York, Empire State Ballroom, Fourth Floor, 109 East 42nd Street, New York, New York at 9:00 a.m., EDT. Proposals to be voted on at the Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3: 1. Election of Directors: 01—André Calantzopoulos 02—Louis C. Camilleri 03—Massimo Ferragamo 04—Werner Geissler 05—Lisa A. Hook 06—Jennifer Li 07—Jun Makihara 08—Kalpana Morparia 09—Lucio A. Noto 10—Frederik Paulsen 11—Robert B. Polet 12—Stephen M. Wolf 2. Advisory Vote Approving Executive Compensation 3. Ratification of the Selection of Independent Auditors â–ª To attend the 2019 Annual Meeting of Shareholders If you wish to attend the 2019 Annual Meeting of Shareholders, you must have an admission ticket. Instructions about how to obtain an admission ticket can be found in response to Question #4 in Exhibit A of the Proxy Statement. â–ª Directions to the 2019 Annual Meeting of Shareholders Enter the Grand Hyatt New York on 42nd Street between Park and Lexington Avenues in New York City. Take the escalators to the Empire State Ballroom on the 4th floor. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Shareholder Meeting Notice